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                                                                   EXHIBIT 99.1

               Certification Pursuant to 18 U.S.C. Section 1350,
                      as Adopted Pursuant to Section 906
                       of the Sarbanes-Oxley Act Of 2002


         In connection with the Quarterly Report of PRG-Schultz International, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John M. Cook, President and Chief Executive Officer of the Company and I, Donald E. Ellis, Jr., Chief Financial Officer and Treasurer of the Company, certify pursuant to 18 U.S.C. ss 1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                                 /s/ JOHN M. COOK
                                   --------------------------------------------
                                                   John M. Cook
                                      President- and Chief Executive Officer,
                                         PRG-Schultz International, Inc.



                                             /s/ DONALD E. ELLIS, JR.
                                   --------------------------------------------
                                               Donald E. Ellis, Jr.
                                     Executive Vice President-Finance, Chief
                                         Financial Officer and Treasurer,
                                         PRG-Schultz International, Inc.